Congress All Cap Opportunity Fund
Summary Prospectus | October 31, 2012
Class/Ticker: Retail Class / CACOX Institutional Class / IACOX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.congressasset.com/funds/mf_download_menu.htm.  You may also obtain this information at no cost by calling 1-888-688-1299.  The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Congress All Cap Opportunity Fund (the “All Cap Opportunity Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the All Cap Opportunity Fund.

Shareholder Fees (Fees paid directly from your investment)	Retail Class	Institutional Class
Redemption Fee (as a percentage of amount redeemed within 90 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses(1)	1.62%	1.62%
Total Annual Fund Operating Expenses	2.47%	2.22%
Fee Waiver and/or Expense Reimbursement	-1.47%	-1.47%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (2)	1.00%	0.75%

(1)	Other expenses are based on estimated amounts for the current fiscal year.

(2)
Congress Asset Management Company, LLP (the “Advisor”) has contractually agreed to reduce its fees and/or pay Fund expenses (excluding the expenses associated with the Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 1.00% of the Fund’s Retail Class shares’ and 0.75% for the Institutional Class shares’ average net assets, (the “Expense Caps”).  The Expense Caps are indefinite, and will remain in effect until at least October 31, 2014.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.

Example
The Example below is intended to help you compare the cost of investing in the All Cap Opportunity Fund with the cost of investing in other mutual funds.  This Example assumes that you invest $10,000 in the All Cap Opportunity Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps for the first two years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Retail Class Shares	$102	$629
Institutional Shares	$77	$552

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies
The All Cap Opportunity Fund seeks to achieve its objective by investing at least 80% of its net assets (plus borrowings for investment purposes) in equity securities.  The Fund’s investment premise is that market inefficiencies exist between fixed income and equity valuations which, if properly identified, can lead to investment opportunities which can be exploited.  An analysis of a company’s entire capital structure can provide a unique insight into a purchase or sell decision of a particular stock.  Congress Asset Management Company, LLP (“the Advisor”) seeks to uncover these inefficiencies for the Fund, and identify equity investment opportunities which may provide the opportunity for long term capital appreciation.  The Fund invests primarily in publicly traded stocks of U.S. companies, irrespective of market capitalization size or industry sector.  The All Cap Opportunity Fund may invest up to 20% of its total assets in investment-grade debt securities, such as commercial paper or corporate debt securities.  Additionally, the Fund may invest up to 20% of its total assets in the securities of foreign issuers, including American Depositary Receipts (“ADRs”).  The All Cap Opportunity Fund is “opportunistic” and may focus its investments in securities and industries that the Advisor believes are poised to experience earnings growth.  The Advisor may sell a security for a number of reasons including, but not limited to a determination that the security no longer meets its investment criteria or if a new security is judged to be more attractive than a current holding.

Principal Risks of Investing in the All Cap Opportunity Fund
There is a risk that you could lose all or a portion of your investment in the Fund.  The principal risks of an investment in the Fund include:

•
Equity Market Risk: Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in a Fund’s portfolio may not increase their earnings at the rate anticipated.

•
General Market Risk: The market price of a security may fluctuate, sometimes rapidly and unpredictably.  These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time

•	Management Risk: The portfolio manager’s ability to identify valuation inefficiencies and its judgment as to the growth potential or value of a stock proves to be wrong.

•
Small and Medium Company Risk: Securities of small and medium cap companies may possess comparatively greater price volatility and less liquidity than the securities of companies that have larger market capitalizations and/or that are traded on major stock exchanges.

•
Foreign Investment Risk: Foreign securities, including ADRs, involve additional risks, including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

•
Debt/Fixed Income Securities Risk: An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities.

•	Regulatory Risk: Changes in government regulations may adversely affect the value of a security.

•	New Fund Risk: The Fund is new with no operating history, and there can be no assurance that the Fund will grow to or maintain an economically viable size.

Performance Information
Because the Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be shown below after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.  Updated performance information will also be available on the Fund’s website at www.congressasset.com/funds or by calling the Fund’s toll-free at 1-888-688-1299.

Investment Advisor
Congress Asset Management Company, LLP.

Portfolio Managers
Daniel A. Lagan, CFA, President, Advisor, Portfolio Manager for the Fund since inception, October 2012.
Peter C. Andersen, CFA, Senior Vice President, Advisor, Portfolio Manager for the Fund since inception, October 2012.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem the All Cap Opportunity Fund’s shares on any business day by written request via mail (Congress All Cap Opportunity Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-888-688-1299, or through a financial intermediary.  The minimum initial investment amounts are shown in the table below.  The minimum investment requirement may be waived upon prior written approval by an authorized employee of the Advisor.  There is no minimum subsequent investment amount to add funds to an existing account.

Account Types	To Open Your Account
Standard Accounts
- Retail Class	$ 2,000
- Institutional Class	$500,000
Traditional and Roth IRA Accounts
- Retail Class	$ 2,000
- Institutional Class	$500,000
Accounts with Automatic Investment Plans
- Retail Class	$2,000

Tax Information
The All Cap Opportunity Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account that does not invest with borrowed funds.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the All Cap Opportunity Fund through a broker-dealer or other financial intermediary (such as a bank), the All Cap Opportunity Fund and/or the Advisor may pay the intermediary for the sale of the All Cap Opportunity Fund’s shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the All Cap Opportunity Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.